SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2002

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-16753	06-1500476

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12235 El Camino Real, Suite 200, San Diego, CA	92130

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 282-0300

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     Incorporated by reference is a press release issued by the Company on May 16, 2002, which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated May 16, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2002

AMN HEALTHCARE SERVICES, INC.

By:	/s/ Steven Francis

Name: Steven Francis Title: President and Chief Executive Officer

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Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 16, 2002.